Inspiring Great Spaces®

Armstrong®
WORLD INDUSTRIES

Earnings Call Presentation 1 st Quarter 2016 May 9, 2016 Exhibit 99.2

Our disclosures in this presentation, including without limitation, those relating to future financial results guidance and the separation of our flooring business from our building products business, and in our other public documents and comments contain forward-looking statements within the meaning of the Private
Securities Litigation Reform Act.  Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe,"
"outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance or the separation of our businesses.  Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future.  As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements.  A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the “Risk Factors” and
“Management’s Discussion and Analysis” sections of our reports on Forms 10-K and 10-Q filed with the SEC.
Forward-looking statements speak only as of the date they are made.  We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.
In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G.   A
reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the
Investor Relations page of our website at
www.armstrongceilings.com.
The guidance in this presentation is only effective as of the date given, May 9, 2016, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance.
Safe Harbor Statement

All figures throughout the presentation are in $ millions unless otherwise noted.  Figures may not add due to rounding.
When reporting our financial results within this presentation, we make several adjustments.
Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods.  As reported results will be footnoted throughout the presentation.
Basis of Presentation Explanation
•
We report in comparable dollars to remove the effects of
currency translation on the P&L.  The budgeted
exchange rate for 2016 is used for all currency
translations in 2016 and prior years. Guidance is
presented using the 2016 budgeted exchange rate for
the year.
•
We remove the impact of discrete expenses and income.
Examples include plant closures, restructuring actions,
separation costs and other large unusual items.  We also
remove the non-cash impact of our U.S. Pension Plan.
•
Taxes for normalized Net Income and EPS are
calculated using a constant 39% for 2016 guidance, and
2016 and 2015 results, which are based on the expected
full year historical tax rate.
•
Results for the ceilings business on slides 6 and 7 have
been adjusted to reflect the allocation of corporate costs
to the business in preparation of the separation.
Corporate costs of $17M were allocated to the ceilings
business in 2016; 70% to SG&A, 30% to COGS and
held constant in 2015 for comparability purposes
What Items Are Adjusted
Comparable
Dollars
Other
Adjustments
Net Sales
Yes
No
Gross Profit
Yes
Yes
SG&A
Expense
Yes
Yes
Equity Earnings
Yes
Yes
Operating
Income
Yes
Yes
Net Income
Yes
Yes
Cash Flow
No
Yes
Return on Capital
Yes
Yes
EBITDA
Yes
Yes

EBITDA Change ($M)
% Sales Change

Armstrong
WORLD INDUSTRIES

Consolidated Company Key Metrics -
First Quarter 2016
2016
2015
Variance
Net Sales
(1)
$577
$545
5.8%
EBITDA
81
72
12.5%
% of Sales
14.1%
13.3%
90 bps
Earnings Per Share
(2)
$0.47
$0.35
34.1%
Free Cash Flow
(75)
(42)
(78.4%)
Net Debt
828
903
(75)
(1)
As
reported
Net
Sales:
$572
million
in
2016
and
$551
million
in
2015
(2)
As reported EPS: ($0.21) in 2016 and $0.07 in 2015
(7)
4
(2)
14
6%
18%
1%
(20%)
(15%)
(10%)
(5%)
0%
5%
10%
15%
20%
(20)
(15)
(10)
(5)
-
5
10
15
20
Resilient Flooring
Wood Flooring
Building Products
Corporate
EBITDA Change (Left-hand scale)
% Change in Sales (Right-hand scale)

Consolidated Free Cash Flow –
First Quarter 2016 vs. Prior Year
$0
($24)
($2)
$0
($10)
($75)
($42)
($100)
($80)
($60)
($40)
($20)
$0
2015
Cash
Earnings
Working
Capital
Capex
Interest
Expense
WAVE
Dividends
Other
2016
$3

Building Products Key Metrics –
First Quarter 2016
2016
2015*
Variance
Net Sales
(1)
$292
$288
1.2%
Operating Income
(2)
54
46
18.1%
% of Sales
18.6%
15.9%
270 bps
EBITDA
73
65
13.2%
% of Sales
25.1%
22.4%
270 bps
(1)
As
reported
Net
Sales:
$287
million
in
2016
and
$292
million
in
2015
(2)
As reported Operating Income: $51 million in 2016 and $60 million in 2015
* Corporate costs of $17 million were allocated to the ceilings business in 2016 in preparation of the separation; 70% to SG&A, 30% to COGS including $3
million of depreciation and held constant in 2015 for comparability purposes
2016
2015*
V
EBITDA
–
Adjusted
$73
$65
$8
Depreciation and Amortization
(19)
(19)
-
Operating
Income
–
Adjusted
$54
$46
$8
Non-cash Impact of U.S.
Pension
3
3
-
Corporate allocations
-
(17)
17
Operating
Income
–
As
Reported
$51
$60
($9)

•
Excluding the unfavorable impact of foreign exchange
of $8 million, net sales increased 1% as volume
declines in EMEA and the Pacific Rim were offset by
mid single digit volume growth in the Americas
and continued improvement in average unit value.
•
Driven by unfavorable country mix in EMEA, volume
strength at the low end of the product portfolio in the
Americas and the one-time impact from the release of
merchandising funds associated with a large retail
customer
•
Strong volume growth in the Americas was offset by
lower volumes in EMEA and the Pacific Rim
•
Driven by lower input costs and productivity
•
Prudent SG&A spending and prior cost reduction
actions in international regions aided margins
•
WAVE delivered a record earnings quarter
Building Products First Quarter Results
Margins improved 270 bps driven by continued expansion in Americas margins
Key Highlights
Q1 2015 Adjusted EBITDA*
$      65M
AUV
(6)
Volume
1
Manufacturing & Input Costs
5
SG&A
3
WAVE
5
Q1 2016 Adjusted EBITDA
$      73M
* Corporate costs of $17M were allocated to the ceilings business in 2016 in preparation of the separation; 70% to SG&A, 30% to COGS including $3M of depreciation and held constant in 2015 for comparability purposes
$201
$190
$63
$69
$28
$29
Q1 2016
Q1 2015
Net Sales
Americas
EMEA
Pacific Rim
$292
$288

2016E Guidance -
Reaffirmed
$2.15
–
$2.32
6% –
15% YoY Growth
$2.09
$2.02
Adjusted
EBITDA
(2)
Adjusted
EPS
(3)
Free Cash
Flow
Revenue
(1)
1% –
3% North America volume growth
2% –
4% International volume growth
1% –
3% average unit value increase
$42 million of standalone corporate costs
1% –
2% cost savings over inflation
Increased sales and marketing
investments to expand total solutions
selling capabilities
$30 –
$35 million of interest expense
Normalized 39% effective tax rate
57 million average diluted shares
outstanding
Cash tax rate 35% –
39%
$190 million cash flow from operations
$100 million of total capital expenditures
2015
Normalized at
2015 FX
$1,285
$303
2015
Normalized at
2016 FX
$1,224
$296
$1,260
–
$1,310
3% –
7% YoY Growth
$310
–
$330
5% –
12% YoY Growth
$80
–
$100
2016E
Normalized at
2016 FX
$86
(4)
$86
(4)
8
(1)
As-reported revenue of $1,231 million in 2015. 2016 As-reported will have (3%) - (5%) FX headwind
(2)
Includes pro forma standalone corporate expense of $42 million; excludes pension, separation costs and other extraordinary expenses
(3)
Excludes pension, separation costs and other extraordinary expenses.  As reported earnings per share of $1.15 - $1.30 impacted by $34 million of separation expenses and an as reported effective tax rate of ~60%
(4)
No FX adjustment. Pro forma standalone free cash flow for AWI in 2015, excludes separation costs and other extraordinary expenses
Note: Dollars in millions except per share values

9 Appendix

First
Quarter
2016
vs.
PY
–
Adjusted
EBITDA
to
Reported
Net
Income
2016
2015
V
EBITDA
–
Adjusted
$81
$72
$9
Depreciation and Amortization
(30)
(28)
(2)
Operating
Income
–
Adjusted
$51
$44
$7
Non-cash Impact of U.S. Pension
5
6
(1)
Separation Expenses
27
4
23
Cost Reduction Initiatives
-
(2)
2
Foreign Exchange Movements
1
-
1
Operating
Income
–
As
Reported
$18
$36
($18)
Interest/Other (Expense)
(18)
(12)
(6)
EBT
($0)
$24
($24)
Tax (Expense)
(12)
(20)
8
Net (Loss) Income
($12)
$4
($16)

Consolidated Results
First Quarter
2016
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2016
Adjusted
2015
Reported
Comparability
(1)
Adjustments
FX
(2)
Adj
2015
Adjusted
Net Sales
572
-
5
577
551
-
(6)
545
Operating
Income
18
32
1
51
36
8
-
44
EPS
($0.21)
$0.67
$0.01
$0.47
$0.07
$0.28
$-
$0.35
(1)
See earnings press release and 10-Q for additional detail on comparability adjustments
(2)
Eliminates impact of foreign exchange movements

Segment Operating Income (Loss)
First Quarter
2016
Reported
Comparability
(1)
Adjustments
2016
Adjusted
2015
Reported
Comparability
(1)
Adjustments
2015
Adjusted
Building Products
51
3
54
60
(1)
59
Resilient Flooring
(5)
1
(4)
6
(2)
4
Wood Flooring
1
1
2
(1)
(1)
(2)
Unallocated Corporate
(Expense) Income
(28)
27
(1)
(29)
12
(17)
(1)
Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.

13 Cash Flow First Quarter ($ millions) 2016 2015 Net cash (used for) operations ($65) ($34) Net cash (used for) investing (10) (8) Free Cash Flow ($75) ($42)